SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2000



                    Residential Asset Mortgage Products, Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                   333-91561                 41-1955181
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(State or other jurisdiction     (Commission)             (I.R.S. employer
    of incorporation)            file number)            identification no.)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
       -------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

Information and Exhibits.

(a)     Financial Statements of businesses acquired.

        Not applicable.

(b)     Pro Forma financial information.

        Not applicable.

(c)     Exhibit No.                            Description

            25 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended. (Certain exhibits to Form T-1 are incorporated by reference to
                                               Exhibit 25).


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                                   Patricia C. Taylor
                                                   Vice President


Dated: August 14, 2000


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Exhibit Index


Exhibit              Description                                         Page

25                   Form T-1 Statement of Eligibility under the            5
                     Trust  Indenture  Act  of  1939,  as  amended.
                     (Certain exhibits to Form T-1 are incorporated by reference to Exhibit 25).


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                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTTE PURSUANT TO
                               SECTION 305(b) (2)


                              THE BANK OF NEW YORK



New York                                         13-5160382
(State of incorporation if                       (I. R. S. employer
not a U. S. national bank)                        identification no.)


One Wall Street, New York,  NY                           10286
(Address of principal executive offices)              (Zip code)


                        GMACM HOME LOAN TRUST 2000-HLTV2
                          C/o Wilmington Trust Company
                               Rodney Square North
                            1100 North Market Street
                         Wilmington, Delaware 19890-0001


             Delaware                              not yet filed
   (State or other jurisdiction of              (I. R. S. employer
   incorporation or organization)               identification no.)


                        GMACM HOME LOAN TRUST 2000-HLTV2
              GMACM Home Loan-Backed Term Notes, Series 2000-HLTV2





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1.    General information.  Furnish the following information as to the Trustee


(a) Name and address of each examining or supervising authority to which it is subject.

Name                                         Address

Superintendent of Banks of the State         2 Rector Street, NY.,
New York, NY                                 NY 10006, and Albany,
                                             12203

Federal Reserve Bank of New York             33 Liberty Plaza,  NY, NY
                                             10045

Federal Deposit Insurance Corporation        Washington,  DC 20429

New York Clearing House Association          New York, NY 10005

(b)     Whether it is authorized to exercise corporate trust power.
             Yes.

2.      Affiliations with Obligor.
                If the obligor is an affiliate of the trustee, describe each such affiliation.

                None.

16.     List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17C. F. R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to From T-1 filed with Registration Statement No. 33-29637).

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).




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                                    SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, The Bank of New York, a New York banking corporation, organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of New York and State of New York, on the 11th day of August, 2000.


                                                 The Bank of New York

                                            BY:  /s/ John Polito
                                                 John Polito
                                                 Vice President



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